                                                                               .
                                                                               .
                                                                               .

                                                                   Exhibit 21.01

                         SUBSIDIARIES OF THE REGISTRANT
                                 AS AT 06/30/03

                SUBSIDIARY NAME                            STATE / JURISDICTION OF INCORPORATION
                ---------------                            -------------------------------------
Abilene Nuclear, LLC                                                     Delaware
- 80% Scela, Inc.

Allcaps Weichgelatinkapseln GmbH & Co. KG                                Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH                             Germany

Allegiance (BVI) Holdings Co. Ltd.                                  British Virgin Islands

Allegiance Corporation                                                   Delaware

Allegiance Healthcare (Labuan) Pte. Ltd.                                 Malaysia

Allegiance Healthcare Deutschland Holding GmbH                           Germany

Allegiance Healthcare Distribution GmbH                                  Austria

Allegiance Healthcare Holding B.V.                                     Netherlands

Allegiance Healthcare International GmbH                                 Austria

Allegiance K. K.                                                          Japan

Allegiance Labuan Holdings Pte. Ltd.                                     Malaysia

Alora GmbH                                                             Switzerland
(f/k/a Allegiance Trading GmbH)

Alsyn Corporativos, S.A. de C.V.                                         Mexico

Anem-IX S.A.R.L.                                                         France

Armand Scott, LLC                                                        Delaware

C. International, Inc.                                                    Ohio

Cardal II, LLC                                                           Delaware

Cardal, Inc.                                                              Ohio

Cardinal Distribution Holding Corporation - I                            Nevada

Cardinal Distribution Holding Corporation - II                           Nevada

Cardinal Health 100, Inc.                                                Indiana
(f/k/a Bindley Western Industries, Inc.)

                     SUBSIDIARY NAME                       STATE / JURISDICTION OF INCORPORATION
                     ---------------                       -------------------------------------
Cardinal Health 101, Inc.                                                Delaware
(f/k/a Cardinal Health Provider Pharmacy Services, Inc.)

Cardinal Health 102, Inc.                                                 Ohio
(f/k/a Cardinal Health Staffing Network, Inc.)

Cardinal Health 103, Inc.                                              Mississippi
(f/k/a Cardinal Southeast, Inc.)

Cardinal Health 104 LP                                                    Ohio
(f/k/a Cardinal Distribution LP)

Cardinal Health 105, Inc.                                                 Ohio
(f/k/a CORD Logistics, Inc.)

Cardinal Health 106, Inc.                                             Massachusetts
(f/k/a James W. Daly, Inc.)

Cardinal Health 107, Inc.                                                 Ohio
(f/k/a National Pharmpak Services, Inc.)

Cardinal Health 108, Inc.                                              Tennessee
(f/k/a National Specialty Services, Inc.)

Cardinal Health 109, Inc.                                                Texas
(f/k/a Owen Healthcare, Inc.)

Cardinal Health 110, Inc.                                               Delaware
(f/k/a Whitmire Distribution Corporation)

Cardinal Health 111, LLC                                                Delaware

Cardinal Health 2, Inc.                                                  Nevada
(f/k/a The Griffin Group, Inc.)

Cardinal Health 200, Inc.                                               Delaware
(f/k/a Allegiance Healthcare Corporation)

Cardinal Health 201, Inc.                                               Delaware
(f/k/a Allegiance Healthcare International, Inc.)

Cardinal Health 222 (Thailand) Ltd.                                     Thailand
(f/k/a Allegiance Healthcare (Thailand) Ltd.)

Cardinal Health 3, Inc.                                                  Nevada
(f/k/a Red Wing Data Corporation)

Cardinal Health 301, Inc.                                               Delaware
(f/k/a Pyxis Corporation)

Cardinal Health 400, Inc.                                                Illinois
(f/k/a Automatic Liquid Packaging, Inc.)

                     SUBSIDIARY NAME                       STATE / JURISDICTION OF INCORPORATION
                     ---------------                       -------------------------------------
Cardinal Health 401, Inc.                                                Delaware
(f/k/a Boron, LePore & Associates, Inc.)

Cardinal Health 402, Inc.                                                Delaware
(f/k/a Cardinal Health Pharmaceutical Technologies &
Services Center, Inc.)

Cardinal Health 403, Inc.                                                Delaware
(f/k/a Enhanced Derm Technologies, Inc.)

Cardinal Health 404, Inc.                                                Delaware
(f/k/a International Processing Corporation)

Cardinal Health 405, Inc.                                             North Carolina
(f/k/a Magellan Pharmaceutical Development, Inc.)

Cardinal Health 406, Inc.                                              Pennsylvania
(f/k/a Packaging Coordinators, Inc.)

Cardinal Health 407, Inc.                                                Delaware
(f/k/a PCI Services, Inc.)

Cardinal Health 408, Inc.                                               New Jersey
(f/k/a PCI, Inc.)

Cardinal Health 409, Inc.                                                Delaware
(f/k/a R.P. Scherer Corporation)

Cardinal Health 410, Inc.                                                Delaware
(f/k/a R.P. Scherer West, Inc.)

Cardinal Health 411, Inc.                                                 Ohio
(f/k/a RedKey, Inc.)

Cardinal Health 412, Inc.                                                Georgia
(f/k/a Central Pharmacy Services, Inc.)

Cardinal Health 413, Inc.                                                Delaware
(f/k/a PCI West, Inc.)

Cardinal Health 414, Inc.                                                Delaware
(f/k/a Syncor International Corporation)

Cardinal Health 415, Inc.                                                Delaware
(f/k/a Syncor Management Corporation)

Cardinal Health 416, Inc.                                                Delaware
(f/k/a PCI Services II, Inc.)

Cardinal Health 417, Inc.                                                Delaware
(f/k/a PCI Services III, Inc.)

Cardinal Health 418, Inc.                                                Delaware
(f/k/a Syncor Pharmaceuticals, Inc.)

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Cardinal Health 419, LLC                                                Delaware
(f/k/a Syncor Radiation Management, LLC)

Cardinal Health 420, LLC                                                Delaware
(f/k/a Syncor Advanced Isotopes, LLC)

Cardinal Health Argentina 400 S.A.I.C.                                  Argentina
(f/k/a R.P. Scherer Argentina S.A.I.C.)

Cardinal Health Australia 200 Pty Ltd                                   Australia
(f/k/a Allegiance Healthcare Pty Ltd)

Cardinal Health Australia 300 Pty Ltd                                   Australia
(f/k/a Axiom Healthcare Services Pty. Ltd.)

Cardinal Health Australia 401 Pty Ltd                                   Australia
(f/k/a R.P. Scherer Holdings Pty. Ltd.)

Cardinal Health Belgium 202 S.P.R.L.                                     Belgium
(f/k/a Allegiance S.P.R.L.)

Cardinal Health Brasil 402 Ltda.                                         Brazil
(f/k/a R.P. Scherer do Brasil Encapsulacoes, Ltda.)

Cardinal Health Canada 204, Inc.                                         Canada
(f/k/a Allegiance Healthcare Canada Inc.)

Cardinal Health Canada 301, Inc.                                         Canada
(f/k/a H.E.N. Inc.)

Cardinal Health Canada 302, Inc.                                         Canada
(f/k/a Pyxis Healthcare Systems, Inc.)

Cardinal Health Canada 403, Inc.                                         Canada
(f/k/a R.P. Scherer Canada Inc.)

Cardinal Health Capital Corporation                                       Ohio

Cardinal Health Corporate Solutions, LLC                                 Nevada
(f/k/a Cardinal Health 4, LLC)

Cardinal Health D.R. 203 Ltd.                                            Bermuda
(f/k/a Allegiance International Manufacturing
(Bermuda) Ltd.)

Cardinal Health Finance                                               United Kingdom

Cardinal Health France 205 S.A.S.                                         France
(f/k/a Allegiance Sante S.A.S.)

Cardinal Health France 404 S.A.                                           France
(f/k/a R.P. Scherer S.A.)
- Cardinal Health 409, Inc. (f/k/a R.P. Scherer
  Corporation) - 684,664 shares - 99.7083%

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
- F&F Holding GmbH - 1,000 shares - 0.1456%

Cardinal Health Funding, LLC                                             Nevada

Cardinal Health GbR                                                      Germany

Cardinal Health Germany 206 GmbH                                         Germany
(f/k/a Allegiance Healthcare Deutschland GmbH)

Cardinal Health Germany 405 GmbH                                         Germany
(f/k/a Cardinal Health Germany GmbH)

Cardinal Health Holding GmbH                                             Germany

Cardinal Health Holding International, Inc.                            New Jersey

Cardinal Health Holding Pty Ltd                                         Australia

Cardinal Health Holdings Ltd.                                        United Kingdom

Cardinal Health I, Inc.                                                  Nevada

Cardinal Health International Ventures, Ltd.                            Barbados

Cardinal Health Ireland 406 Ltd.                                         Ireland
(f/k/a Cardinal Health Technologies Ltd.)

Cardinal Health Italy 208 S.r.l.                                          Italy
(f/k/a Allegiance Medica S.R.L.)

Cardinal Health Italy 407 S.p.A.                                          Italy
(f/k/a R.P. Scherer S.p.A.)

Cardinal Health Japan 408 K.K.                                            Japan
(f/k/a R.P. Scherer K.K.)

Cardinal Health Lease Funding 2002A LLC                                 Delaware

Cardinal Health Lease Funding 2002AQ LLC                                Delaware

Cardinal Health Lease Funding 2003A, LLC                                Delaware

Cardinal Health Lease Funding 2003AQ, LLC                               Delaware

Cardinal Health Malaysia 211 Sdn. Bhd.                                  Malaysia
(f/k/a Allegiance Healthcare Sdn. Bhd.)

Cardinal Health Malta 212 Limited                                         Malta
(f/k/a Eurovac Limited)

Cardinal Health Mexico 213 S.A. de C.V.                                  Mexico
(f/k/a Allegiance De Mexico, S.A. de C.V.)

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Cardinal Health N.Z. 217 Limited                                       New Zealand
(f/k/a Cardinal Health (N.Z.) Limited)

Cardinal Health Netherlands 214 B.V.                                   Netherlands
(f/k/a Allegiance B.V.)

Cardinal Health P.R. 218, Inc.                                         Puerto Rico
(f/k/a Allegiance PRO, Inc.)

Cardinal Health P.R. 409 B.V.                                        The Netherlands
(f/k/a Cardinal Health Manufacturing Services B. V.)

Cardinal Health P.R. 410, Inc.                                         Puerto Rico
(f/k/a PCI Services I, Inc.)

Cardinal Health PTS, Inc.                                               Delaware

Cardinal Health Singapore 303 Pte. Ltd.                                 Singapore

Cardinal Health Spain 219 S.L.                                            Spain
(f/k/a Allegiance S.L.)

Cardinal Health Sweden 220 AB                                            Sweden
(f/k/a Allegiance AB)

Cardinal Health Switzerland 221 GmbH                                   Switzerland
(f/k/a Allegiance Healthcare GmbH)

Cardinal Health Switzerland 412 GmbH                                   Switzerland
(f/k/a Cardinal Health (Europe) GmbH)

Cardinal Health Switzerland 413 GmbH                                   Switzerland
(f/k/a R.P. Scherer (Europe) AG)

Cardinal Health Systems, Inc.                                             Ohio

Cardinal Health Technologies, LLC                                        Nevada

Cardinal Health Trading (Shanghai) Co. Ltd.                               China

Cardinal Health U.K. 223 Limited                                     United Kingdom
(f/k/a Allegiance Healthcare Limited)

Cardinal Health U.K. 414 Limited                                     United Kingdom
(f/k/a R. P. Scherer Limited)

Cardinal Health U.K. 415 Limited                                     United Kingdom
(f/k/a R.P. Scherer Holdings Limited)

Cardinal Health U.K. 416 Limited                                     United Kingdom
(f/k/a Scherer DDS Limited)

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Cardinal Health U.K. 417 Limited                                     United Kingdom
(f/k/a Unipack, Ltd.)

Cardinal Health, Inc.                                                     Ohio

Cardinal.com Holdings, Inc.                                              Nevada

Cascade Development, Inc.                                                Nevada

CDI Investments, Inc.                                                   Delaware

Central Source, Inc.                                                     Alabama

Centricity, LLC                                                         Delaware
(f/k/a Boron LePore, Inc.)

Cirmex de Chihuahua S.A. de C.V.                                         Mexico

Cirpro de Delicias S.A. de C.V.                                          Mexico

CMI Net, Inc.                                                           Delaware

Comprehensive Medical Imaging Centers, Inc.                             Delaware

Comprehensive Medical Imaging, Inc.                                     Delaware

Comprehensive Medical Imaging--Anaheim Hills, Inc.                      Delaware

Comprehensive Medical Imaging--Apple Valley, Inc.                       Delaware

Comprehensive Medical Imaging--Bakersfield, Inc.                        Delaware

Comprehensive Medical Imaging--Biltmore, Inc.                           Delaware

Comprehensive Medical Imaging--Boynton Beach, Inc.                      Delaware

Comprehensive Medical Imaging--Downey, Inc.                             Delaware

Comprehensive Medical Imaging--Encino, Inc.                             Delaware

Comprehensive Medical Imaging--Fairfax, Inc.                            Delaware

Comprehensive Medical Imaging--Fort Lauderdale, Inc.                    Delaware

Comprehensive Medical Imaging--Fremont, Inc.                            Delaware

Comprehensive Medical Imaging--Hesperia, Inc.                           Delaware

Comprehensive Medical Imaging--Huntington Beach, Inc.                   Delaware

Comprehensive Medical Imaging--Palm Beach Gardens, Inc.                 Delaware

Comprehensive Medical Imaging--Palm Springs, Inc.                       Delaware

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Comprehensive Medical Imaging--Rancho Cucamonga, Inc.                   Delaware

Comprehensive Medical Imaging--Rancho Mirage, Inc.                      Delaware

Comprehensive Medical Imaging--Salisbury, Inc.                          Delaware

Comprehensive Medical Imaging--San Francisco, Inc.                      Delaware

Comprehensive Medical Imaging--Santa Maria, Inc.                        Delaware

Comprehensive Medical Imaging--Sherman Oaks, Inc.                       Delaware

Comprehensive Medical Imaging--Tempe, Inc.                              Delaware

Comprehensive Medical Imaging--Van Nuys, Inc.                           Delaware

Comprehensive Medical Imaging--Victorville, Inc.                        Delaware

Comprehensive Medical Imaging--Westlake Village, Inc.                   Delaware

Comprehensive OPEN MRI - Carmichael, Inc.                               Delaware

Comprehensive OPEN MRI -- Carmichael/Folsom, LLC                       California

Comprehensive OPEN MRI--East Mesa, Inc.                                 Delaware

Comprehensive OPEN MRI--Folsom, Inc.                                    Delaware

Comprehensive OPEN MRI--Fullerton, Inc.                                 Delaware

Comprehensive OPEN MRI--Garland, Inc.                                     Texas

Comprehensive OPEN MRI--Laguna Hills, Inc.                              Delaware

Comprehensive OPEN MRI--Sacramento, Inc.                                Delaware

Consumer2Patient, LLC.                                                  Delaware

Convertors de Mexico S.A. de C.V.                                        Mexico

Corona Regional Medical Imaging, LLC                                   California
- 65% Comprehensive Medical Imaging, Inc.

Desert PET, LLC                                                        California
- Comprehensive Medical Imaging Centers, Inc. - 99%

Diagnostic Purchasing Group, Inc.                                       Delaware

Dover Communications, LLC                                               Delaware
(f/k/a BLP-Dover Acquisition Corp.)

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Dutch American Manufacturers (D.A.M.) B.V.                             Netherlands

EGIS Holdings, Inc.                                                     Delaware

Ellipticare, LLC                                                        Delaware

EPIC Insurance Company                                                   Vermont

F&F Holding GmbH                                                         Germany

Gala Design, Inc.                                                       Delaware
- Cardinal Health, Inc. owns 60.8% of total outstanding
  shares of Gala Design, Inc.

Griffin Capital, LLC                                                      Nevada

Griffin Group Document Management Services, Inc.                          Nevada
(f/k/a Supplyline Holdings, Inc.)

Herd Mundy Richardson (Holdings) Limited                              United Kingdom

Herd Mundy Richardson Limited                                         United Kingdom

IMI Diagnostic Center, Inc.                                              Delaware

IMI of Arlington, Inc.                                                   Delaware

IMI of Boca Raton, Inc.                                                  Delaware

IMI of Kansas City, Inc.                                                 Delaware

IMI of Miami, Inc.                                                       Delaware

IMI of North Miami Beach, Inc.                                           Delaware

IMI-NET, Inc.                                                            Delaware

Inland Empire Regional PET Center, LLC                                  California

InteCardia-Tennessee East Catheterization, LLC                        North Carolina
- 75% Syncor Cardiology Services, LLC

InteCardia-Tennessee East Diagnostic, LLC                             North Carolina

International Capsule Company S.r.l.                                       Italy

International Medical Products B.V.                                     Netherlands

Jefferson MRI, JV                                                          Texas

Jefferson MRI--Bala, JV                                                    Texas

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Killilea Development Company, Ltd.                                         Ohio

Lake Charles Pharmaceutical and Medical Equipment Supply                Louisiana
Company, L.L.C.
-  A Louisiana limited liability company formed by Owen
   Shared Services, Inc. and Lake Charles Memorial
   Hospital, Inc.

Leader Drugstores, Inc.                                                  Delaware

Liberty Communications Network, LLC                                      Delaware
(f/k/a BLP-Liberty Acquisition Corp.)

Los Gatos Imaging Center, JV                                               Texas

Managed Pharmacy Benefits, Inc.                                          Missouri

Medcon S.A.                                                             Luxembourg

Medesta Associates, LLC                                                  Delaware

Medical Diagnostic Leasing, Inc.                                         Delaware

Medical Education Systems, LLC                                           Delaware

Medical Media Communications, LLC                                        Delaware

Medicine Shoppe Capital Corporation                                       Nevada

Medicine Shoppe International, Inc.                                      Delaware

Medicine Shoppe Internet, Inc.                                           Missouri

MediQual Systems, Inc.                                                   Delaware

Meditrol Automation Systems, Inc.                                          Texas

Meditrol, Inc.                                                            Nevada

Mesa MRI, JV                                                               Texas

Moresville, Limited                                                   United Kingdom

Mountain View MRI, JV                                                      Texas

MRI Equipment Partners, Ltd.                                               Texas
- 59.16% Comprehensive Medical Imaging, Inc.

MRI of Woodbridge, JV                                                      Texas

Multi-Medica S.A.                                                         Belgium

OnPointe Medical Communications, LLC                                     Delaware

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Owen Shared Services, Inc.                                                 Texas

PCI Holdings (UK) Co.                                                 United Kingdom

PCI/Acquisition III, Inc.                                                Delaware

Pharmaceutical and Diagnostic Services, Inc.                               Utah
- 50% Cardinal Health 414, Inc.

Pharmacy Operations of New York, Inc.                                    New York

Pharmacy Operations, Inc.                                                Delaware

Pharmatopes (Proprietary) Limited                                      South Africa

Phillipi Holdings, Inc.                                                    Ohio

Phoenix Regional PET Center-Thunderbird, LLC                              Arizona

Physicians Purchasing, Inc.                                               Nevada

Pinnacle Intellectual Property Services International, Inc.               Nevada

Pinnacle Intellectual Property Services, Inc.                             Nevada

Princeton Diagnostic Isotopes, Inc.                                    West Virginia

Productos Urologos de Mexico S.A. de C.V.                                 Mexico

Pyxis Funding II, LLC                                                    Delaware

Pyxis Funding, LLC                                                       Delaware

Quiroproductos de Cuauhtemoc S.A. de C.V.                                 Mexico

R.P. Scherer (Spain) S.A.                                                  Spain

R.P. Scherer DDS B.V.                                                   Netherlands

R.P. Scherer GmbH & Co. KG                                                Germany
- F & F Holdings GmbH - 50.94%
- R.P. Scherer Verwaltungs GmbH - 0.11%

R.P. Scherer Holdings II Limited                                      United Kingdom

R.P. Scherer Inc.                                                       New Jersey

R.P. Scherer Technologies, Inc.                                           Nevada

R.P. Scherer Verwaltungs GmbH                                             Germany
- F & F Holdings GmbH - 51%

Radiopharmacy of Boise, Inc.                                             Delaware

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Radiopharmacy of Northern California, Inc.                              California

Ransdell Surgical, Inc.                                                  Kentucky

Riverside MRI, JV                                                          Texas

RPS Technical Services, Inc.                                             Delaware

RxealTIME, Inc.                                                           Nevada

Sacramento High Field OPEN MRI, LLC                                     California
- 51% Comprehensive Medical Imaging Centers, Inc.

Santa Cruz Comprehensive Imaging LLC                                    California
- 57% Comprehensive Medical Imaging Centers, Inc.

Santa Maria MRI, LLC                                                    California
- 50% Comprehensive Medical Imaging Centers, Inc.

Scela, Inc.                                                              Delaware

Sierra Radiopharmacy, LLC                                                 Nevada
- 51% Cardinal Health 414, Inc.

SOS Medical System S.A.R.L.                                               France

Source Medical Corporation                                                Canada
- Allegiance Healthcare Canada Inc. controls with - 50%
  of common shares  & 100% of preferred share (1 share)

STI Deutschland GmbH Surgical Technologies                               Germany
International

Strategic Implications International, LLC                                Delaware

Supplyline Technologies Limited                                          Ireland

Surgical Technologies B.V.                                             Netherlands

Surgi-Tech Europa Divisione Surgi-Tech Italia SRL                         Italy

Syncor (Trinidad & Tobago) Unlimited                                Trinidad & Tobago

Syncor Belgium SPRL                                                      Belgium

Syncor Cardiology Services, LLC                                          Delaware

Syncor de Colombia Ltda.                                                 Colombia

Syncor de Mexico S. de R.L. de C.V.                                       Mexico

Syncor Diagnostics Bakersfield, LLC                                     California

                  SUBSIDIARY NAME                          STATE / JURISDICTION OF INCORPORATION
                  ---------------                          -------------------------------------
Syncor Diagnostics Dallas, LLC                                            Texas

Syncor Diagnostics Encino, LLC                                          California

Syncor Diagnostics Fullerton LLC                                        California

Syncor Diagnostics Laguna Hills LLC                                     California

Syncor Diagnostics Plano, LLC                                             Texas

Syncor Diagnostics Sacramento LLC                                       California

Syncor Financing Corporation                                             Delaware

Syncor Guyana Inc.                                                        Guyana

Syncor Italy s.r.l.                                                       Italy

Syncor Korea, Inc.                                                     South Korea

Syncor Midland, Inc.                                                      Texas

Syncor Radiofarmacos, S.L.                                                Spain

Syncor St. Lucia, Inc.                                                 Saint Lucia

Syncor Trinidad & Tobago                                            Trinidad & Tobago
(Branch of Syncor Overseas)

Syncor Unidad Central de Radiofarmacia de Galicia, S.L.                   Spain
- 70% Syncor Radiofarmacos, S.L.

Syncor-Caribe                                                          Puerto Rico

TME Arizona, Inc.                                                         Texas

Virginia Imaging Center, LLC                                             Virginia
- 90% Syncor Cardiology Services, LLC

Vistant Corporation                                                      Delaware

Vistant Holdings, Inc.                                                    Nevada

West Texas Nuclear Pharmacy Partners                                      Texas
- Syncor Midland, Inc. (50%)